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                                                                   EXHIBIT 10.16


                        IL FORNAIO (AMERICA) CORPORATION

                        1991 INCENTIVE STOCK OPTION PLAN


1.          PURPOSE OF THE PLAN

            This Plan is intended to provide a method whereby officers and other key employees of IL FORNAIO (AMERICA) CORPORATION (the "Corporation") and its subsidiaries who are mainly responsible for the management of the business and are in a position to make substantial contributions to its sound development may be encouraged to remain in the employ of the Corporation or its subsidiaries and to acquire a larger proprietary interest in the Corporation.

2.          ADMINISTRATION

            The Plan shall be administered either by the Board of Directors of Il Fornaio ("Board of Directors") or by a committee appointed by the Board of Directors. (The term "Committee" shall mean any committee so appointed or if there is none, the Board of Directors.) Directors of Il Fornaio who are either eligible for options or to whom options have been granted may vote on any matters affecting the administration of the Plan or the granting of options under the Plan; provided, however, that no option may be granted to a director under the Plan except by:

                        (i) The Committee, at a meeting at which a majority of its members are disinterested persons; or

                        (ii) The Board of Directors at a meeting at which the majority of the directors voting on a grant are disinterested persons.

            For purposes of this Section 2, a "disinterested person" is a person who, at a given meeting of the Committee, is not being considered to receive a grant of stock options. Subject to the provisions of the Plan, the Committee is authorized (a) to direct the grant of stock options, (b) to determine which of the employees of the Company or any of its subsidiaries shall be granted options to purchase Stock, when such grant shall be made and the number of shares of Stock to be covered by such options, (c) to determine the fair market value of the Stock covered by each option, (d) to determine the nature and amount of consideration to flow to the Company, (e) to determine the manner and in its discretion either generally or in any one or more particular instances to accelerate the time or times when such options shall be exercisable, (f) to determine other conditions and limitations, if any, on each option granted under the Plan (which options need not be identical), (g) to prescribe the form or forms of the instruments evidencing the options and


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            any restrictions imposed on the Stock purchased under the options and of any other instruments required under the Plan and to change such forms from time to time, (h) to adopt, amend and rescind rules and regulations for the administration of the Plan and waive compliance either generally or in any one or more particular instances by an optionee with the requirements of any such rule or regulation or any option, subject to the provisions of the Plan and any other applicable requirements, (i) to waive any restrictions imposed with respect to the transferability of Stock acquired on exercise of options granted under the Plan, (j) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan and (k) to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of such quorum. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

3.          STOCK SUBJECT TO THE PLAN

            The shares to be issued upon exercise of options granted under this Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued Common Stock of the Corporation or from shares of Common Stock reacquired by the Corporation including shares purchased from existing shareholders.

            Subject to the provisions of the succeeding paragraph of this Section, the aggregate number of shares which may be delivered on exercise of options under this Plan shall not exceed 100,000 shares. The aggregate fair market value of the shares with respect to which options designated as incentive stock options under the Plan which are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any parent or subsidiary) shall not exceed $100,000. If, at any time during the term of this Plan, an option granted under this Plan shall have expired or terminated for any reason without having been exercised in full, the unpurchased shares shall become available for option to other employees.

            In the event that (i) the number of outstanding shares of Common Stock of the Corporation shall be changed by reason of split-ups, combinations or reclassifications of shares or otherwise, (ii) any stock dividends are distributed to the


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            holders of Common Stock of the Corporation, or (iii) the Common
            Stock of the Corporation is converted into or exchanged for other shares as a result of any merger, consolidation or recapitalization then, in any such case, the number of shares for which options may thereafter be granted under this Plan, both in the aggregate and as to any individual, and the number of shares then subject to options theretofore granted under this Plan and the price per share payable upon the exercise of such options may be appropriately adjusted by the Committee so as to reflect such change.

            Subject to any required action by the shareholders, if the Corporation shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Corporation survives but its outstanding shares are converted into securities of another corporation or exchanged for other consideration), any option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock then subject to the option would have been entitled to receive. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation or its outstanding shares are so converted or exchanged shall cause every option hereunder to terminate; provided, however, that in the event the successor or surviving corporation does not grant replacement options in any such merger or consolidation, at least twenty (20) days prior to the effective date of any such merger or consolidation, the Committee shall make all options outstanding hereunder immediately exercisable; and provided further, in the event of the sale of all or substantially all of the assets of the Corporation, the Committee shall make all options outstanding hereunder immediately exercisable upon the approval of eighty percent (80%) of the outstanding shares of the voting stock of the Corporation.

4.          ELIGIBILITY OF OPTIONEES.

            Options may be granted only to key employees of the Corporation and of its subsidiaries who are mainly responsible for the management of the business of the Corporation (or a subsidiary) and are in a position to make substantial contributions to the sound performance of the Corporation (or of a subsidiary). The term "key employees" shall include officers as well as other employees devoting full time to the Corporation and shall include Directors who are also active officers or employees of the Corporation (or of a subsidiary). Any member of the Board of Directors who is not an officer or employee devoting full time to the Corporation (or a subsidiary) shall not be eligible to receive an option under this Plan.


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5.          TERMS AND CONDITIONS OF OPTIONS.

            Options granted under the Plan shall be evidenced by agreements in such form as the Committee shall from to time approve, which agreements shall comply with and be subject to the following terms and conditions.

            A.          OPTION PRICE.

                        The purchase price of the shares subject to each option shall be determined by the Committee according to the following Section 6 hereof. Such price shall not be less than 100% of the fair market value of the shares of the Common Stock of the Corporation on the day preceding the day on which such option is granted to any employee owning less than 10% of the combined voting power of all classes of stock of the Corporation. Such price shall not be less than 110% of the fair market value of the shares of the Common Stock of the Corporation on the day preceding the day on which such option is granted to any employee owning 10% or more of the combined voting power of all classes of stock of the Corporation.

            B.          OPTION PRICE

                        Each option shall state the number of shares to which it pertains.

            C.          METHOD AND TIME OF PAYMENT

                        To exercise an option, the optionee must pay the full exercise price of the shares being purchased. Payment must be made either: (i) in cash, (ii) at the discretion of the Committee, by delivering shares of the Corporation's Common Stock already owned by the optionee and having a fair market value equal to the applicable exercise price, or (iii) a combination of cash and such shares.

                        The Company shall not be obligated to deliver any shares of stock unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, in the event the outstanding stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company


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                        (i) may require from the optionee such investment
                        representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and (ii) may require that the optionee agree that any sale of the shares will be made only in such manner as is permitted by the Committee and that he will notify the Company when he makes any disposition of the shares whether by sale, gift or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the optionee shall take any action reasonably requested by the Company in such connection. An optionee shall have the rights of a shareholder only as to shares actually issued to him under the Plan.

            D.          EXERCISE OF OPTIONS

                        Each option granted under this Plan shall terminate not later than the expiration of five years from the date on which the grant was made; provided, however, the Committee, in its discretion, may grant options with a six year vesting period to an individual meeting the suitability standards set forth by the California Department of Corporations; and provided further, for options granted to holders of ten percent (10%) or more of the combined voting power of the Corporation the term shall not exceed five years from the date of the grant. The Committee, in its discretion, may prescribe a shorter period for any individual grant.

                        Except as hereinafter provided, each option shall be made exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the option is granted, provided, however, that any vesting provisions prescribed by the Committee shall be effective on a pro rata basis over a term not to exceed five (5) years from the date the option is granted, or six (6) years if the individual meets the suitability standards described above. In the case of an option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised. Subject to the provisions of this Section, each option may be exercised in whole or, from time to time, in part with respect to the number of shares as to which it is then exercisable in accordance with the terms of this Plan.

            E.          PRIOR OUTSTANDING OPTIONS

                        No option granted to an individual pursuant to this Plan shall be exercised while there is outstanding any


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                                incentive stock option (as defined in Section
                                422A of the Internal Revenue Code of 1954, as amended) which was granted before such option to such individual to purchase Common Stock of the Corporation or of any corporation which (at the time of the granting of such option) was a parent or subsidiary corporation of the Corporation, or is a predecessor corporation of the Corporation or such parent or subsidiary corporation. An incentive stock option shall be treated as outstanding until it is exercised in full or allowed to expire due to lapse of time regardless of whether such option is cancelled by the Committee for any reason not related to termination of active employment of an optionee.

            F.          NON-TRANSFERABILITY OF OPTIONS

                        No option granted under this Plan shall be transferable by the grantee otherwise than by his or her last will and testament, or by the laws of descent and distribution, and during his or her lifetime, such option shall be exercisable only by such grantee.

            G.          TERMINATION OF EMPLOYMENT EXCEPT DISABILITY OR DEATH

                        If an optionee's employment with the Corporation (or a subsidiary) shall cease for any reason other than his or her disability (as defined in Internal Revenue Code
                        Section 105(d)(4)) or his or her death, after at least one year of continuous employment with the Corporation (or such subsidiary) immediately following the date on which an option, if any, is granted, the optionee may exercise such option, to the extent that such option could be exercised at the time of such cessation of employment, at any time within six months after the optionee shall so cease to be an employee, and in the event of his or her death within such three month period, his or her options, if any, may be exercised to the extent and in the manner provided in Paragraph I of this Section 5. Any questions as to whether and when there has been a cessation of employment shall be determined by the Committee and its determination on such questions shall be final.

            H.          TERMINATION OF EMPLOYMENT DUE TO DISABILITY

                        If an optionee's employment with the Corporation (or a subsidiary) shall cease by reason of his or her disability (as defined in Internal Revenue Code Section


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                        105(d)(4)), after at least one year of continued
                        employment with the Corporation (or such subsidiary) immediately following the date on which an option, if any, is granted, the optionee may exercise such option, to the extent that such option could be exercised at the cessation of employment, at any time within twelve months after the optionee shall so cease to be an employee.

            I.          TERMINATION DUE TO DEATH

                        If an optionee's employment with the Corporation (or a subsidiary) shall cease due to the optionee's death, or if the optionee shall die within three months after cessation of employment for any reason other than disability, or if he or she shall die within twelve months after cessation of employment due to disability, any options theretofore granted under this Plan may be exercised by the optionee's estate or by the person designated in his or her last will and testament to the full extent that such option could have been exercised by such deceased optionee immediately prior to death, provided such options are exercised within six months after such optionee's death.

6.          DETERMINATION OF FAIR MARKET VALUE

            For purposes of determining the option price and for all other valuation purposes under the Plan, the Fair Market Value of a share of Common Stock on any date will be determined by the Board of Directors and may be computed by such method as the Board of Directors shall consider will reflect the fair market value of the stock on such date or, if the shares of Common Stock are publicly traded, at the mean of the lowest and highest selling prices of one share of Common Stock on the date in question on the over-the-counter market or the closing price on the principal exchange where the Corporation's stock prices are officially quoted.

7.          INTERPRETATION OF THE PLAN

            The Committee shall have full power and authority to construe and interpret this Plan. Decisions of the Committee shall be final, conclusive and binding on all parties, including the Corporation, its subsidiaries and stockholders, and the optionees, their estates, executors, administrators, heirs and assigns.

8.          EMPLOYMENT RIGHTS

            Neither the adoption of the Plan nor the grant of any option


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            under it shall confer upon any employee of the Company any right to continued employment with the Company, nor shall either interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause. Neither the existence of the Plan nor the grant of any option hereunder shall be taken into account in determining any damages to which an employee may be entitled upon termination of his employment.

9.          AMENDMENTS TO PLAN

            The Committee, from time to time, may prescribe, amend and rescind rules and regulations relating to this Plan, and, subject to the approval of the Board of Directors of the Corporation, may at any time terminate, modify or suspend the operation of this Plan, provided that, without the approval of the shareholders of the Corporation, no such modification shall:

            (i) materially increase the benefits accruing to participants under this Plan;

            (ii) materially increase the number of shares of the Corporation which may be issued under this Plan; or

            (iii) materially modify the requirements as to eligibility for participation in this Plan.

10.         TERMINATION OR DISCONTINUANCE OF PLAN

            The Plan shall terminate ten years from the date on which it is adopted by the Board of Directors or the date on which it is approved by the shareholders, whichever is earlier. Prior to the expiration of such ten-year period, the Board of Directors may suspend or terminate the Plan or discontinue granting options under the Plan at any time; provided, however, that any such suspension, termination or discontinuance shall not affect any options then outstanding under the Plan. No options under the Plan may be granted after termination of the Plan.

11.         EFFECTIVE DATE

            This Plan shall be submitted to the Board of Directors for approval and shall be effective and operative at the earliest date permitted by applicable law, consistent with the intention that options granted under this Plan be incentive stock options as defined in
            Section 422A of the Internal Revenue Code.


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                             STOCK OPTION AGREEMENT


            THIS AGREEMENT, entered into on ___________, between Il Fornaio (America) Corporation, a California corporation (the
"Corporation"), and ___________ ("Employee").


                                 R E C I T A L S

            Employee is a full-time officer and key employee of the Corporation who has major responsibility for the management of the business of the Corporation and who has made and will make substantial contributions to the sound performance of the Corporation. In order to encourage Employee to remain in the employ of the Corporation, and to allow him to acquire a larger proprietary interest in the Corporation, the Corporation desires to grant Employee an Incentive Stock Option ("Option") pursuant to the 1991 Incentive Stock Option Plan ("Plan") adopted by the Corporation's Board of Directors and to be approved by its stockholders, upon the conditions hereinafter specified.

            NOW, THEREFORE, it is agreed:

            1. Option. The Corporation hereby grants to Employee, upon all of the terms and subject to all of the conditions set forth herein, and further subject to the requisite approval of the Plan by the Corporation's stockholders and the California Department of Corporations, an Option to purchase ____________________ (______) shares of the Corporation's Common Stock at an option price of $______ per share. Such price is not less than one hundred percent (100%) of the fair market value ("Fair Market Value") of the shares of the Common Stock of the Corporation on the day on which this Option is granted or, in the case of an employee who owns ten percent (10%) or more of the outstanding voting stock of the Corporation, is not less than one hundred ten percent (110%) of the Fair Market Value of a share on the date of grant. Employee hereby accepts such grant.

            2. Payment. The option price shall be fully payable in United States dollars upon the exercise of this Option and may be paid (i) in cash, or (ii) by delivering shares of the Corporation's Common Stock already owned by Employee and having a Fair Market Value equal to the applicable exercise price, or (iii) a combination of cash and such shares.

            3. Term and Exercise of Option. This Option shall not be exercisable after the expiration of five (5) years from the day on which this Option is granted. This Option may be exercised in any event only after one year of continuous employment with the Corporation immediately following the date on which this Option is granted and, except in cases provided hereinafter, only during the continuance of the employment of Employee with the Corporation, and may be exercised, subject to such overall


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limitations, only to the extent of 20% of the total number of optioned shares after the expiration of one year following the date this Option is granted, and only to the extent of an additional 20% of the total number of optioned shares after the expiration of two years following the date this Option is granted, and only to the extent of an additional 20% of the total number of optioned shares after the expiration of three years following the date this Option is granted, and only to the extent of an additional 20% of the total number of optioned shares after the expiration of four years following the date this Option is granted, and only to the extent of an additional 20% of the total number of optioned shares after the expiration of four years and 364 days following the date this Option is granted, such limitations being calculated, in the case of any resulting fraction, to the nearest lower whole number of shares. Subject to the provisions of this Section, this Option may be exercised in whole or, from time to time, in part with respect to the number of shares as to which it is then exercisable in accordance with the terms of this Agreement.

            This option may be exercised only as to whole shares and only by written notice signed by Employee (or, in the case of exercise after Employee's death, by Employee's personal representative) in the form attached hereto as Exhibit A, and mailed or delivered to the Secretary of the Corporation, at its principal office, which notice shall:

                        (a) Specify the number of option shares with respect to which this Option is being exercised;

                        (b) Be accompanied by payment in full for the purchase price; and

                        (c) To the extent exercised by a person or persons other than Employee, be accompanied by appropriate proof that such person or persons have the right to exercise this Option.

            This Option shall be deemed so exercised at the time of receipt of said notice and payment and the Corporation shall mail or deliver to the appropriate person as soon as practicable a certificate or certificates representing the shares purchased thereby.

            The issuance of shares upon exercise hereof shall be expressly subject to compliance with all applicable federal and state securities laws and the regulations of any stock exchange on which Corporation's Common Stock may be listed at the time of such issuance. Employee agrees to make such representations and warranties to the Company, as may, in the opinion of the Company's counsel, be required by law or applicable regulations.


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            4.  Non-Transferability.  During Employee's lifetime, this
Option shall be exercisable only by him and shall not be transferable by him otherwise than by his last will and testament or by the laws of descent and distribution.

            5. Termination of Employment Except Disability or Death. If Employee's employment with the Corporation shall cease for any reason other than his disability (as defined in Internal Revenue Code Section 105(d)(4) or his death, after at least one year of continuous employment with the Corporation immediately following the date on which this Option is granted, Employee may exercise such Option, to the extent that such Option could be exercised at the time of such cessation of employment, at any time within three months after he shall so cease to be an employee, and in the event of his death within such three month period, this Option may be exercised to the extent and in the manner provided in Section 7 of this Agreement.

            6. Termination of Employment Due to Disability. If Employee's employment with the Corporation shall cease by reason of his disability (as defined in Internal Revenue Code Section 105(d)(4)) after at least one year of continuous employment with the Corporation immediately following the date on which this Option is granted, he may exercise such Option, to the extent that such Option could be exercised at the cessation of employment, at any time within twelve months after he shall so cease to be an employee.

            7. Termination Due to Death. If Employee's employment with the Corporation shall cease due to his death, or if he shall die within three months after cessation of employment for any reason other than disability, or if he shall die within twelve months after cessation of employment due to disability, this Option may be exercised by his estate or by the person designated in his last will and testament to the full extent that this Option could have been exercised by Employee immediately prior to his death, provided this Option is exercised within six months after his death.

            8. Recapitalization. Subject to any required action by the shareholders, the number of shares of Common Stock covered by this Option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation.


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            Subject to any required action by the stockholders, if the
Corporation shall be the surviving corporation in any merger or consolidation, this Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause the Option to terminate, provided, however, that in the event the successor or surviving corporation does not grant replacement options in any such merger or consolidation, at least twenty (20) days prior to such merger or consolidation the Corporation shall make this Option immediately exercisable; provided further, in the event of the sale of all or substantially all of the assets of the Corporation, the Corporation shall make this option immediately exercisable upon the approval of eighty percent (80%) of the outstanding shares of the voting stock of the Corporation.

            Except as previously provided in this Section 8, Employee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

            The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

            9. Rights as a Stockholder. Employee shall have no rights as a stockholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 8 hereof.

            10. Modification, Extension, and Renewal of Options. The Committee may modify, extend, or renew the Option, or accept the surrender of the Option (to the extent not theretofore exercised)


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and authorize the granting of a new option in substitution therefor (to the extent not theretofore exercised). The Committee may not, however, modify the Option so as to specify a lower price or accept the surrender of the Option and authorize the granting of a new option in substitution therefor specifying a lower price. Notwithstanding the foregoing however, no modification of the Option shall, without the consent of Employee, alter or impair any rights or obligations under the Option.

            11. Investment Purpose. This Option is granted on the condition that the purchase of stock hereunder shall be for investment purposes, and not with a view to resale or distribution. Each exercise hereof shall be deemed a representation by Employee that the foregoing condition exists. The shares purchased may not be resold unless they are registered under the Securities Act of 1933, as amended, or unless an exemption is available.

            12. No Obligation to Exercise Option. The granting of this Option shall impose no obligation upon Employee to exercise such Option.

            13. No Tax Representations. The Corporation has made no warranties or representations to Employee with respect to the income tax consequences of the transactions contemplated by this Agreement, and Employee is in no manner relying on the Corporation or the Corporation's representatives for an assessment of such tax consequences.

            14. Interpretation. The Committee administering the Plan shall have full power and authority to construe and interpret the provisions of the Plan and any questions or disputes which may arise under this Option. Decisions of the Committee shall be final, conclusive and binding on all parties, including the Corporation, its subsidiaries and stockholders and the optionees, their estates, administrators, heirs and assigns.

            15. Subordination to the Plan. This Agreement is made subject to the terms and conditions of the Plan. In the event of any conflict between this Agreement and the Plan, the terms and provisions of the Plan shall in all events govern and prevail. Employee hereby acknowledges that he has received and read a copy of the Plan and understands and agrees to its provisions.


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            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                   IL FORNAIO (AMERICA) CORPORATION



                                   By:
                                      --------------------------------------
                                      Laurence B. Mindel, President


                                   EMPLOYEE

                                   ---------------------------------------------


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